360 FUNDS

WP LARGE CAP INCOME PLUS FUND

Institutional Class: WPLCX

Supplement dated July 10, 2018

To the Prospectus dated

December 29, 2017

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The Board of Trustees of the 360 Funds (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby the WP Large Cap Income Plus Fund (the “Fund”), a series of the Trust, would be reorganized into a corresponding fund of the same name (the “Acquiring Fund”), as a series of the WP Trust, an unaffiliated investment company. The Trust’s Board determined that the reorganization is in the best interests of the shareholders of the Fund.

The Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. Winning Points Advisors, LLC, the current investment adviser to the Fund, will continue to serve as the investment adviser to the Acquiring Fund.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by the Fund’s shareholders of record as of June 20, 2018 at a meeting anticipated to be held August 15, 2018. If approved by the shareholders of the Fund, the reorganization is expected to close on or about August 17, 2018.

Proxy materials with respect to the proposed reorganization was mailed to shareholders in July 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE